Supplement dated October 8, 2013 to Prospectus dated May 1, 2013 for Strategic Group Variable Universal Life®

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Underlying Funds

Effective October 1, 2013, the sub-adviser listed for the MML Strategic Emerging Markets Fund (Class II) was changed to OppenheimerFunds, Inc. (“OFI”).

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 AM – 5:00 PM Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 AM – 5:00 PM Eastern Time).

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